RenaissanceRe

RenaissanceRe Holdings Ltd.
Financial Supplement
December 31, 2016

Investors:
RenaissanceRe Holdings Ltd.
Aditya Dutt
Senior Vice President
T: +1 441 295 4513

Media:
RenaissanceRe Holdings Ltd.
Elizabeth Tillman
Director – Corporate Communications
T: +1 212 238 9224

Kekst and Company
Peter Hill
Dawn Dover
T: +1 212 521 4800

RenaissanceRe Holdings Ltd.
Contents

		Page(s)

Basis of Presentation		i

Financial Highlights		1

Statements of Operations
a.	Summary Consolidated Statements of Operations	2 - 3
b.	Consolidated Segment Underwriting Results	4 - 5
c.	DaVinciRe Holdings Ltd. and Subsidiary Consolidated Statements of Operations	6

Balance Sheets
a.	Summary Consolidated Balance Sheets	7

Investments
a.	Investment Portfolio - Composition	8
b.	Summary of Other Investments	9
c.	Total Investment Result	10
d.	Investment Portfolio - Effective Yield and Credit Rating	11
e.	Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value	12

Loss Reserve Analysis
a.	Reserves for Claims and Claim Expenses	13
b.	Paid to Incurred Analysis	14

Other Items
a.	Earnings per Share	15
b.	Equity in Earnings (Losses) of Other Ventures	16
c.	Other Income	16
d.	Ratings	17

Supplemental Underwriting Results Information
a.	Property Segment Underwriting Results	18
b.	Lloyd's Platform Underwriting Results	19

Comments on Regulation G		20 - 22

RenaissanceRe Holdings Ltd.
Basis of Presentation
This financial supplement includes certain non-GAAP financial measures including “operating income available to RenaissanceRe common shareholders”, “operating income available to RenaissanceRe common shareholders per common share - diluted”, “operating return on average common equity - annualized”, “managed catastrophe premium”, “tangible book value per common share” and “tangible book value per common share plus accumulated dividends.” A reconciliation of such measures to the most comparable GAAP figures in accordance with Regulation G is presented in the attached supplemental financial data. See pages 20 through 22 for Comments on Regulation G.
RenaissanceRe Holdings Ltd. ("RenaissanceRe" or the "Company") is a global provider of reinsurance and insurance, specializing in matching well-structured risk with efficient capital. The Company’s business consists of two reportable segments: (1) Property, which is comprised of catastrophe and other property reinsurance and insurance written on behalf of our operating subsidiaries and certain joint ventures managed by our ventures unit, and (2) Casualty and Specialty, which is comprised of casualty and specialty reinsurance and insurance written on behalf of our operating subsidiaries and certain joint ventures managed by our ventures unit. Established in 1993, the Company has offices in Bermuda, Ireland, Singapore, the United Kingdom, and the United States.
Cautionary Statement under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995: Statements made in this financial supplement contain information about the Company's future business prospects. These statements may be considered “forward-looking.” These statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by such forward-looking statements. For further information regarding cautionary statements and factors affecting future results, please refer to RenaissanceRe Holdings Ltd.'s filings with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
All information contained herein is unaudited. Unless otherwise noted, dollar amounts are in thousands, except for share and per share amounts and ratio information. Certain prior period comparatives have been reclassified to conform to the current presentation. This supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by RenaissanceRe Holdings Ltd. with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Please refer to the Company's website at www.renre.com for further information about RenaissanceRe Holdings Ltd.

i

RenaissanceRe Holdings Ltd.
Financial Highlights
	Three months ended		Year ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Highlights
Gross premiums written	$323,091	$336,093	$2,374,576	$2,011,310
Net premiums written	$219,499	$236,651	$1,535,312	$1,416,183
Net premiums earned	$351,901	$361,575	$1,403,430	$1,400,551
Net claims and claim expenses incurred	123,901	102,013	530,831	448,238
Acquisition expenses	74,146	55,399	289,323	238,592
Operating expenses	49,948	64,300	197,749	219,112
Underwriting income	$103,906	$139,863	$385,527	$494,609

Net investment income	$47,316	$45,918	$181,726	$152,567
Net realized and unrealized (losses) gains on investments	(49,967)	(42,817)	141,328	(68,918)
Change in net unrealized gains on fixed maturity investments available for sale	(1,398)	(257)	(1,870)	(1,243)
Total investment result	$(4,049)	$2,844	$321,184	$82,406

Net income available to RenaissanceRe common shareholders	$69,436	$92,206	$480,581	$408,811
Operating income available to RenaissanceRe common shareholders (1)	$119,403	$135,023	$339,253	$477,729

Total assets	$12,352,082	$11,555,287	$12,352,082	$11,555,287
Total shareholders' equity attributable to RenaissanceRe	$4,866,577	$4,732,184	$4,866,577	$4,732,184

Per share data
Net income available to RenaissanceRe common shareholders per common share - diluted	$1.69	$2.09	$11.43	$9.28
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.92	$3.07	$8.03	$10.86
Dividends per common share	$0.31	$0.30	$1.24	$1.20
Book value per common share	$108.45	$99.13	$108.45	$99.13
Tangible book value per common share (1)	$101.87	$92.54	$101.87	$92.54
Tangible book value per common share plus accumulated dividends (1)	$118.59	$108.02	$118.59	$108.02
Change in tangible book value per common share plus change in accumulated dividends (1)	1.8%	2.3%	11.4%	5.0%

Financial ratios
Net claims and claim expense ratio - current accident year	60.1%	38.4%	49.5%	43.6%
Net claims and claim expense ratio - prior accident years	(24.9)%	(10.2)%	(11.7)%	(11.6)%
Net claims and claim expense ratio - calendar year	35.2%	28.2%	37.8%	32.0%
Underwriting expense ratio	35.3%	33.1%	34.7%	32.7%
Combined ratio	70.5%	61.3%	72.5%	64.7%
Return on average common equity - annualized	6.3%	8.5%	11.0%	9.8%
Operating return on average common equity - annualized (1)	10.8%	12.5%	7.8%	11.4%
Total investment return - annualized	(0.2)%	0.1%	3.5%	0.9%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

1

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Three months ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Revenues
Gross premiums written	$323,091	$430,224	$759,128	$862,133	$336,093
Net premiums written	$219,499	$284,222	$519,916	$511,675	$236,651
Decrease (increase) in unearned premiums	132,402	62,299	(168,514)	(158,069)	124,924
Net premiums earned	351,901	346,521	351,402	353,606	361,575
Net investment income	47,316	51,423	54,124	28,863	45,918
Net foreign exchange (losses) gains	(5,420)	(5,986)	(690)	(1,692)	1,203
Equity in earnings (losses) of other ventures	4,960	(11,630)	6,022	1,611	3,296
Other income	5,177	2,268	2,654	4,079	8,200
Net realized and unrealized (losses) gains on investments	(49,967)	59,870	69,772	61,653	(42,817)
Total revenues	353,967	442,466	483,284	448,120	377,375
Expenses
Net claims and claim expenses incurred	123,901	112,575	167,750	126,605	102,013
Acquisition expenses	74,146	80,580	69,005	65,592	55,399
Operational expenses	49,948	40,493	51,073	56,235	64,300
Corporate expenses	11,888	11,537	5,752	8,225	10,791
Interest expense	10,534	10,536	10,536	10,538	10,550
Total expenses	270,417	255,721	304,116	267,195	243,053
Income before taxes	83,550	186,745	179,168	180,925	134,322
Income tax benefit (expense)	7,700	1,316	(6,612)	(2,744)	(8,453)
Net income	91,250	188,061	172,556	178,181	125,869
Net income attributable to noncontrolling interests	(16,219)	(35,641)	(30,635)	(44,591)	(28,068)
Net income attributable to RenaissanceRe	75,031	152,420	141,921	133,590	97,801
Dividends on preference shares	(5,595)	(5,595)	(5,596)	(5,595)	(5,595)
Net income available to RenaissanceRe common shareholders	$69,436	$146,825	$136,325	$127,995	$92,206

Net income available to RenaissanceRe common shareholders per common share - basic	$1.70	$3.58	$3.23	$2.97	$2.11
Net income available to RenaissanceRe common shareholders per common share - diluted	$1.69	$3.56	$3.22	$2.95	$2.09
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$2.92	$2.09	$1.55	$1.51	$3.07

Return on average common equity - annualized	6.3%	13.5%	12.6%	11.8%	8.5%
Operating return on average common equity - annualized (1)	10.8%	8.0%	6.1%	6.1%	12.5%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

2

RenaissanceRe Holdings Ltd.
Summary Consolidated Statements of Operations

	Year ended
	December 31, 2016	December 31, 2015
Revenues
Gross premiums written	$2,374,576	$2,011,310
Net premiums written	$1,535,312	$1,416,183
Increase in unearned premiums	(131,882)	(15,632)
Net premiums earned	1,403,430	1,400,551
Net investment income	181,726	152,567
Net foreign exchange losses	(13,788)	(3,051)
Equity in earnings of other ventures	963	20,481
Other income	14,178	13,472
Net realized and unrealized gains (losses) on investments	141,328	(68,918)
Total revenues	1,727,837	1,515,102
Expenses
Net claims and claim expenses incurred	530,831	448,238
Acquisition expenses	289,323	238,592
Operational expenses	197,749	219,112
Corporate expenses	37,402	76,514
Interest expense	42,144	36,270
Total expenses	1,097,449	1,018,726
Income before taxes	630,388	496,376
Income tax (expense) benefit	(340)	45,866
Net income	630,048	542,242
Net income attributable to noncontrolling interests	(127,086)	(111,050)
Net income attributable to RenaissanceRe	502,962	431,192
Dividends on preference shares	(22,381)	(22,381)
Net income available to RenaissanceRe common shareholders	$480,581	$408,811

Net income available to RenaissanceRe common shareholders per common share - basic	$11.50	$9.36
Net income available to RenaissanceRe common shareholders per common share - diluted	$11.43	$9.28
Operating income available to RenaissanceRe common shareholders per common share - diluted (1)	$8.03	$10.86

Return on average common equity - annualized	11.0%	9.8%
Operating return on average common equity - annualized (1)	7.8%	11.4%

(1)	See Comments on Regulation G for a reconciliation of non-GAAP financial measures.

3

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Three months ended December 31, 2016
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$52,447	$270,644	$—	$323,091
Net premiums written	$50,960	$168,396	$143	$219,499
Net premiums earned	$181,998	$169,761	$142	$351,901
Net claims and claim expenses incurred	25,927	98,279	(305)	123,901
Acquisition expenses	26,418	47,728	—	74,146
Operational expenses	29,201	20,723	24	49,948
Underwriting income	$100,452	$3,031	$423	$103,906

Net claims and claim expenses incurred - current accident year	$93,291	$118,092	$—	$211,383
Net claims and claim expenses incurred - prior accident years	(67,364)	(19,813)	(305)	(87,482)
Net claims and claim expenses incurred - total	$25,927	$98,279	$(305)	$123,901

Net claims and claim expense ratio - current accident year	51.3%	69.6%		60.1%
Net claims and claim expense ratio - prior accident years	(37.1)%	(11.7)%		(24.9)%
Net claims and claim expense ratio - calendar year	14.2%	57.9%		35.2%
Underwriting expense ratio	30.6%	40.3%		35.3%
Combined ratio	44.8%	98.2%		70.5%

	Three months ended December 31, 2015
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$43,920	$292,173	$—	$336,093
Net premiums written	$40,595	$196,015	$41	$236,651
Net premiums earned	$202,336	$159,198	$41	$361,575
Net claims and claim expenses incurred	3,226	99,737	(950)	102,013
Acquisition expenses	18,523	36,876	—	55,399
Operational expenses	34,749	29,466	85	64,300
Underwriting income (loss)	$145,838	$(6,881)	$906	$139,863

Net claims and claim expenses incurred - current accident year	$38,736	$100,153	$—	$138,889
Net claims and claim expenses incurred - prior accident years	(35,510)	(416)	(950)	(36,876)
Net claims and claim expenses incurred - total	$3,226	$99,737	$(950)	$102,013

Net claims and claim expense ratio - current accident year	19.1%	62.9%		38.4%
Net claims and claim expense ratio - prior accident years	(17.5)%	(0.3)%		(10.2)%
Net claims and claim expense ratio - calendar year	1.6%	62.6%		28.2%
Underwriting expense ratio	26.3%	41.7%		33.1%
Combined ratio	27.9%	104.3%		61.3%

4

RenaissanceRe Holdings Ltd.
Consolidated Segment Underwriting Results

	Year ended December 31, 2016
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,111,263	$1,263,313	$—	$2,374,576
Net premiums written	$725,321	$809,848	$143	$1,535,312
Net premiums earned	$720,951	$682,337	$142	$1,403,430
Net claims and claim expenses incurred	151,545	380,396	(1,110)	530,831
Acquisition expenses	97,594	191,729	—	289,323
Operational expenses	108,642	88,984	123	197,749
Underwriting income	$363,170	$21,228	$1,129	$385,527

Net claims and claim expenses incurred - current accident year	$256,421	$438,536	$—	$694,957
Net claims and claim expenses incurred - prior accident years	(104,876)	(58,140)	(1,110)	(164,126)
Net claims and claim expenses incurred - total	$151,545	$380,396	$(1,110)	$530,831

Net claims and claim expense ratio - current accident year	35.6%	64.3%		49.5%
Net claims and claim expense ratio - prior accident years	(14.6)%	(8.6)%		(11.7)%
Net claims and claim expense ratio - calendar year	21.0%	55.7%		37.8%
Underwriting expense ratio	28.6%	41.2%		34.7%
Combined ratio	49.6%	96.9%		72.5%

	Year ended December 31, 2015
	Property	Casualty and Specialty	Other	Total
Gross premiums written	$1,072,159	$939,241	$(90)	$2,011,310
Net premiums written	$726,145	$690,086	$(48)	$1,416,183
Net premiums earned	$805,985	$594,614	$(48)	$1,400,551
Net claims and claim expenses incurred	128,290	320,818	(870)	448,238
Acquisition expenses	94,249	144,095	248	238,592
Operational expenses	118,666	100,180	266	219,112
Underwriting income	$464,780	$29,521	$308	$494,609

Net claims and claim expenses incurred - current accident year	$222,076	$388,609	$—	$610,685
Net claims and claim expenses incurred - prior accident years	(93,786)	(67,791)	(870)	(162,447)
Net claims and claim expenses incurred - total	$128,290	$320,818	$(870)	$448,238

Net claims and claim expense ratio - current accident year	27.6%	65.4%		43.6%
Net claims and claim expense ratio - prior accident years	(11.7)%	(11.4)%		(11.6)%
Net claims and claim expense ratio - calendar year	15.9%	54.0%		32.0%
Underwriting expense ratio	26.4%	41.0%		32.7%
Combined ratio	42.3%	95.0%		64.7%

5

DaVinciRe Holdings Ltd. and Subsidiary
Consolidated Statements of Operations

	Three months ended					Year ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Revenues
Gross premiums written	$(731)	$14,537	$146,519	$114,503	$1,269	$274,828	$289,262
Net premiums written	$(580)	$8,932	$133,513	$88,506	$1,244	$230,371	$246,184
Decrease (increase) in unearned premiums	59,119	48,490	(70,095)	(30,106)	61,795	7,408	3,839
Net premiums earned	58,539	57,422	63,418	58,400	63,039	237,779	250,023
Net investment income	7,597	7,213	7,162	6,869	7,241	28,841	27,439
Net foreign exchange (losses) gains	(197)	(474)	594	407	(225)	330	(1,052)
Other loss	—	—	(86)	—	—	(86)	—
Net realized and unrealized (losses) gains on investments	(17,510)	1,338	11,004	15,239	(13,120)	10,071	(11,756)
Total revenues	48,429	65,499	82,092	80,915	56,935	276,935	264,654
Expenses
Net claims and claim expenses incurred	650	(164)	23,231	(518)	(6,954)	23,199	22,510
Acquisition expenses	16,967	16,223	12,916	16,096	16,883	62,202	62,809
Operational and corporate expenses	6,804	6,688	6,786	6,860	7,211	27,138	28,815
Interest expense	1,859	1,859	1,859	1,858	1,813	7,435	6,069
Total expenses	26,280	24,606	44,792	24,296	18,953	119,974	120,203
Income before taxes	22,149	40,893	37,300	56,619	37,982	156,961	144,451
Income tax expense	(111)	(444)	(84)	(91)	(2)	(730)	(3)
Net income available to DaVinciRe common shareholders	$22,038	$40,449	$37,216	$56,528	$37,980	$156,231	$144,448

Net claims and claim expenses incurred - current accident year	$24,310	$4,435	$30,095	$3,546	$5,477	$62,386	$52,067
Net claims and claim expenses incurred - prior accident years	(23,660)	(4,599)	(6,864)	(4,064)	(12,431)	(39,187)	(29,557)
Net claims and claim expenses incurred - total	$650	$(164)	$23,231	$(518)	$(6,954)	$23,199	$22,510

Net claims and claim expense ratio - current accident year	41.5%	7.7%	47.5%	6.1%	8.7%	26.2%	20.8%
Net claims and claim expense ratio - prior accident years	(40.4)%	(8.0)%	(10.9)%	(7.0)%	(19.7)%	(16.4)%	(11.8)%
Net claims and claim expense ratio - calendar year	1.1%	(0.3)%	36.6%	(0.9)%	(11.0)%	9.8%	9.0%
Underwriting expense ratio	40.6%	39.9%	31.1%	39.3%	38.2%	37.5%	36.6%
Combined ratio	41.7%	39.6%	67.7%	38.4%	27.2%	47.3%	45.6%

6

RenaissanceRe Holdings Ltd.
Summary Consolidated Balance Sheets

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assets
Fixed maturity investments trading, at fair value	$6,891,244	$7,088,419	$7,073,129	$6,890,592	$6,765,005
Fixed maturity investments available for sale, at fair value	—	11,721	12,434	13,985	17,813
Total fixed maturity investments, at fair value	6,891,244	7,100,140	7,085,563	6,904,577	6,782,818
Short term investments, at fair value	1,368,379	1,136,660	1,000,206	1,171,523	1,208,401
Equity investments trading, at fair value	383,313	345,565	301,298	335,509	393,877
Other investments, at fair value	549,805	511,621	489,702	496,900	481,621
Investments in other ventures, under equity method	124,227	120,569	133,448	131,692	132,351
Total investments	9,316,968	9,214,555	9,010,217	9,040,201	8,999,068
Cash and cash equivalents	421,157	493,330	455,521	449,149	506,885
Premiums receivable	987,323	1,181,331	1,332,667	1,094,116	778,009
Prepaid reinsurance premiums	441,260	511,421	533,092	444,954	230,671
Reinsurance recoverable	279,564	240,769	222,006	167,228	134,526
Accrued investment income	38,076	37,245	37,900	37,492	39,749
Deferred acquisition costs	335,325	351,841	331,152	287,291	199,380
Receivable for investments sold	105,841	193,071	203,165	204,306	220,834
Other assets	175,382	181,290	160,873	167,514	181,011
Goodwill and other intangibles	251,186	254,678	258,170	261,662	265,154
Total assets	$12,352,082	$12,659,531	$12,544,763	$12,153,913	$11,555,287
Liabilities, Noncontrolling Interests and Shareholders' Equity
Liabilities
Reserve for claims and claim expenses	$2,848,294	$2,861,099	$2,844,243	$2,811,523	$2,767,045
Unearned premiums	1,231,573	1,434,136	1,518,106	1,261,454	889,102
Debt	948,663	951,620	954,577	957,536	960,495
Reinsurance balances payable	673,983	774,660	753,699	618,344	523,974
Payable for investments purchased	305,714	437,826	432,926	454,593	391,378
Other liabilities	301,684	227,847	215,592	208,533	245,145
Total liabilities	6,309,911	6,687,188	6,719,143	6,311,983	5,777,139
Redeemable noncontrolling interest	1,175,594	1,164,553	1,122,403	1,081,337	1,045,964
Shareholders' Equity
Preference shares	400,000	400,000	400,000	400,000	400,000
Common shares	41,187	41,156	41,496	43,095	43,701
Additional paid-in capital	216,558	213,053	242,561	422,422	507,674
Accumulated other comprehensive income	1,133	2,621	2,337	1,665	2,108
Retained earnings	4,207,699	4,150,960	4,016,823	3,893,411	3,778,701
Total shareholders' equity attributable to RenaissanceRe	4,866,577	4,807,790	4,703,217	4,760,593	4,732,184
Total liabilities, noncontrolling interests and shareholders' equity	$12,352,082	$12,659,531	$12,544,763	$12,153,913	$11,555,287

Book value per common share	$108.45	$107.10	$103.70	$101.19	$99.13

7

RenaissanceRe Holdings Ltd.
Investment Portfolio - Composition

TYPE OF INVESTMENT	December 31, 2016		September 30, 2016		June 30, 2016		March 31, 2016		December 31, 2015
U.S. treasuries	$2,617,894	28.1%	$2,564,635	27.9%	$2,660,051	29.5%	$2,475,747	27.4%	$2,064,944	23.0%
Agencies	90,972	1.0%	120,761	1.3%	126,549	1.4%	85,270	0.9%	137,976	1.5%
Municipal	519,069	5.6%	550,062	6.0%	561,456	6.2%	564,555	6.3%	583,282	6.5%
Non-U.S. government (Sovereign debt)	333,224	3.6%	313,560	3.4%	313,699	3.5%	353,756	3.9%	334,981	3.7%
Non-U.S. government-backed corporate	133,300	1.4%	129,423	1.4%	157,606	1.7%	164,724	1.8%	138,994	1.5%
Corporate	1,877,243	20.2%	1,916,092	20.8%	1,840,407	20.5%	1,833,825	20.3%	2,055,323	22.9%
Agency mortgage-backed	462,493	5.0%	521,987	5.7%	513,666	5.7%	498,093	5.5%	504,518	5.6%
Non-agency mortgage-backed	258,944	2.7%	283,333	3.0%	258,507	2.8%	256,572	2.8%	270,763	3.0%
Commercial mortgage-backed	409,747	4.4%	492,311	5.3%	503,475	5.6%	540,940	6.0%	561,496	6.2%
Asset-backed	188,358	2.0%	207,976	2.2%	150,147	1.7%	131,095	1.5%	130,541	1.4%
Total fixed maturity investments, at fair value	6,891,244	74.0%	7,100,140	77.0%	7,085,563	78.6%	6,904,577	76.4%	6,782,818	75.3%
Short term investments, at fair value	1,368,379	14.7%	1,136,660	12.4%	1,000,206	11.1%	1,171,523	13.0%	1,208,401	13.4%
Equity investments trading, at fair value	383,313	4.1%	345,565	3.8%	301,298	3.4%	335,509	3.7%	393,877	4.4%
Other investments, at fair value	549,805	5.9%	511,621	5.5%	489,702	5.4%	496,900	5.4%	481,621	5.4%
Total managed investment portfolio	9,192,741	98.7%	9,093,986	98.7%	8,876,769	98.5%	8,908,509	98.5%	8,866,717	98.5%
Investments in other ventures, under equity method	124,227	1.3%	120,569	1.3%	133,448	1.5%	131,692	1.5%	132,351	1.5%
Total investments	$9,316,968	100.0%	$9,214,555	100.0%	$9,010,217	100.0%	$9,040,201	100.0%	$8,999,068	100.0%
CREDIT QUALITY OF FIXED MATURITY INVESTMENTS
AAA	$1,043,738	15.2%	$1,133,053	16.0%	$1,006,357	14.2%	$1,104,041	16.0%	$1,017,693	15.0%
AA	3,768,485	54.7%	3,830,792	54.0%	4,018,887	56.7%	3,757,452	54.4%	3,495,895	51.5%
A	644,150	9.3%	684,455	9.6%	669,716	9.5%	712,348	10.3%	779,637	11.5%
BBB	567,672	8.2%	542,674	7.6%	527,498	7.5%	521,656	7.6%	765,988	11.3%
Non-investment grade and not rated	867,199	12.6%	909,166	12.8%	863,105	12.1%	809,080	11.7%	723,605	10.7%
Total fixed maturity investments, at fair value	$6,891,244	100.0%	$7,100,140	100.0%	$7,085,563	100.0%	$6,904,577	100.0%	$6,782,818	100.0%
MATURITY PROFILE OF FIXED MATURITY INVESTMENTS
Due in less than one year	$483,642	7.0%	$280,850	4.0%	$266,356	3.8%	$215,975	3.1%	$252,257	3.7%
Due after one through five years	3,900,915	56.6%	4,102,622	57.8%	4,163,134	58.8%	4,011,832	58.1%	3,833,261	56.5%
Due after five through ten years	1,028,249	14.9%	1,044,737	14.7%	1,049,939	14.8%	1,035,877	15.0%	1,011,132	14.9%
Due after ten years	158,896	2.3%	166,324	2.3%	180,339	2.5%	214,193	3.1%	218,850	3.3%
Mortgage-backed securities	1,131,184	16.4%	1,297,631	18.3%	1,275,648	18.0%	1,295,605	18.8%	1,336,777	19.7%
Asset-backed securities	188,358	2.8%	207,976	2.9%	150,147	2.1%	131,095	1.9%	130,541	1.9%
Total fixed maturity investments, at fair value	$6,891,244	100.0%	$7,100,140	100.0%	$7,085,563	100.0%	$6,904,577	100.0%	$6,782,818	100.0%
Weighted average effective yield of fixed maturity and short term investments	2.1%		1.8%		1.8%		2.0%		2.2%
Average duration of fixed maturities and short term investments	2.4		2.3		2.2		2.2		2.3

8

RenaissanceRe Holdings Ltd.
Summary of Other Investments

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
TYPE OF INVESTMENT
Catastrophe bonds	$335,209	$298,408	$275,553	$272,397	$241,253
Private equity partnerships	191,061	192,217	190,316	200,465	214,848
Senior secured bank loan fund	22,040	19,440	22,212	22,334	23,231
Hedge funds	1,495	1,556	1,621	1,704	2,289
Total other investments, at fair value	$549,805	$511,621	$489,702	$496,900	$481,621

TYPE OF INVESTMENT
Catastrophe bonds	61.0%	58.3%	56.3%	54.8%	50.1%
Private equity partnerships	34.7%	37.6%	38.9%	40.4%	44.6%
Senior secured bank loan fund	4.0%	3.8%	4.5%	4.5%	4.8%
Hedge funds	0.3%	0.3%	0.3%	0.3%	0.5%
Total other investments, at fair value	100.0%	100.0%	100.0%	100.0%	100.0%

9

RenaissanceRe Holdings Ltd.
Total Investment Result

	Three months ended					Year ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Fixed maturity investments	$38,605	$39,959	$46,091	$36,006	$38,047	$160,661	$134,800
Short term investments	1,726	1,174	1,227	1,000	466	5,127	1,227
Equity investments trading	910	797	865	1,663	2,038	4,235	8,346
Other investments
Private equity investments	6,585	4,572	4,356	(9,358)	8,260	6,155	9,455
Other	3,072	8,765	5,035	3,309	891	20,181	12,472
Cash and cash equivalents	204	246	209	129	112	788	467
	51,102	55,513	57,783	32,749	49,814	197,147	166,767
Investment expenses	(3,786)	(4,090)	(3,659)	(3,886)	(3,896)	(15,421)	(14,200)
Net investment income	47,316	51,423	54,124	28,863	45,918	181,726	152,567

Gross realized gains	11,945	20,383	22,661	17,750	11,124	72,739	50,488
Gross realized losses	(12,483)	(3,363)	(7,804)	(14,665)	(13,487)	(38,315)	(53,630)
Net realized (losses) gains on fixed maturity investments	(538)	17,020	14,857	3,085	(2,363)	34,424	(3,142)
Net unrealized (losses) gains on fixed maturity investments trading	(98,547)	(4,235)	44,271	85,465	(52,984)	26,954	(64,908)
Net realized and unrealized gains (losses) on investments-related derivatives	11,459	1,727	(9,151)	(19,449)	6,447	(15,414)	5,443
Net realized gains (losses) on equity investments trading	152	127	14,729	(818)	149	14,190	16,348
Net unrealized gains (losses) on equity investments trading	37,507	45,231	5,066	(6,630)	5,934	81,174	(22,659)
Net realized and unrealized (losses) gains on investments	(49,967)	59,870	69,772	61,653	(42,817)	141,328	(68,918)
Change in net unrealized gains on fixed maturity investments available for sale	(1,398)	(113)	(90)	(269)	(257)	(1,870)	(1,243)
Total investment result	$(4,049)	$111,180	$123,806	$90,247	$2,844	$321,184	$82,406

Total investment return - annualized	(0.2)%	4.9%	5.5%	4.0%	0.1%	3.5%	0.9%

10

RenaissanceRe Holdings Ltd.
Investment Portfolio - Effective Yield and Credit Rating
					Credit Rating (1)
December 31, 2016	Amortized Cost	Fair Value	% of Total Investment Portfolio	Weighted Average Effective Yield	AAA	AA	A	BBB	Non- Investment Grade	Not Rated
Short term investments	$1,368,379	$1,368,379	14.7%	0.7%	$1,353,946	$13,086	$367	$454	$249	$277
		100.0%			99.0%	1.0%	—%	—%	—%	—%
Fixed maturity investments
U.S. treasuries	2,635,282	2,617,894	28.1%	1.4%	—	2,617,894	—	—	—	—
Agencies
Fannie Mae and Freddie Mac	29,492	28,991	0.3%	1.6%	—	28,991	—	—	—	—
Other agencies	62,413	61,981	0.7%	2.2%	—	61,981	—	—	—	—
Total agencies	91,905	90,972	1.0%	2.0%	—	90,972	—	—	—	—
Municipal	524,559	519,069	5.6%	2.4%	120,851	268,519	89,017	40,682	—	—
Non-U.S. government (Sovereign debt)	342,108	333,224	3.6%	1.6%	275,624	31,811	14,303	11,486	—	—
Non-U.S. government-backed corporate	137,024	133,300	1.4%	1.5%	91,918	39,145	951	1,286	—	—
Corporate	1,868,125	1,877,243	20.2%	3.7%	45,861	151,147	523,273	492,092	639,363	25,507
Mortgage-backed
Residential mortgage-backed
Agency securities	471,235	462,493	5.0%	2.9%	—	462,493	—	—	—	—
Non-agency securities - Alt A	186,322	190,294	2.0%	5.2%	6,953	12,901	5,801	11,587	148,828	4,224
Non-agency securities - Prime	66,507	68,650	0.7%	4.3%	3,548	7,151	967	7,707	49,277	—
Total residential mortgage-backed	724,064	721,437	7.7%	3.6%	10,501	482,545	6,768	19,294	198,105	4,224
Commercial mortgage-backed	409,682	409,747	4.4%	2.6%	330,801	68,959	7,155	2,832	—	—
Total mortgage-backed	1,133,746	1,131,184	12.1%	3.3%	341,302	551,504	13,923	22,126	198,105	4,224
Asset-backed
Collateralized loan obligations	145,663	146,235	1.6%	2.5%	127,835	17,403	997	—	—	—
Credit cards	18,948	18,910	0.2%	1.9%	18,910	—	—	—	—	—
Auto loans	19,579	19,475	0.2%	1.8%	19,475	—	—	—	—	—
Student loans	1,321	1,327	—%	2.2%	1,237	90	—	—	—	—
Other	2,430	2,411	—%	2.7%	725	—	1,686	—	—	—
Total asset-backed	187,941	188,358	2.0%	2.3%	168,182	17,493	2,683	—	—	—
Total securitized assets	1,321,687	1,319,542	14.1%	3.1%	509,484	568,997	16,606	22,126	198,105	4,224
Total fixed maturity investments	6,920,690	6,891,244	74.0%	2.4%	1,043,738	3,768,485	644,150	567,672	837,468	29,731
		100.0%			15.2%	54.7%	9.3%	8.2%	12.2%	0.4%
Equity investments trading		383,313	4.1%		—	—	—	—	—	383,313
		100.0%			—%	—%	—%	—%	—%	100.0%
Other investments
Catastrophe bonds		335,209	3.6%		—	—	—	—	335,209	—
Private equity partnerships		191,061	2.1%		—	—	—	—	—	191,061
Senior secured bank loan fund		22,040	0.2%		—	—	—	—	—	22,040
Hedge funds		1,495	—%		—	—	—	—	—	1,495
Total other investments		549,805	5.9%		—	—	—	—	335,209	214,596
		100.0%			—%	—%	—%	—%	61.0%	39.0%
Investments in other ventures		124,227	1.3%		—	—	—	—	—	124,227
		100.0%			—%	—%	—%	—%	—%	100.0%
Total investment portfolio		$9,316,968	100.0%		$2,397,684	$3,781,571	$644,517	$568,126	$1,172,926	$752,144
		100.0%			25.7%	40.6%	6.9%	6.1%	12.6%	8.1%

(1)
The credit ratings included in this table are those assigned by Standard & Poor’s Corporation ("S&P").  When ratings provided by S&P were not available, ratings from other nationally recognized rating agencies were used. The Company has grouped short term investments with an A-1+ and A-1 short term issue credit rating as AAA, short term investments with A-2 short term issue credit rating as AA and short term investments with an A-3 short term issue credit rating as A.

11

RenaissanceRe Holdings Ltd.
Fixed Maturity and Short Term Investments - Corporate Top 10 Issuers by Fair Value

	December 31, 2016
Issuer	Total	Short term investments	Fixed maturity investments
Goldman Sachs Group Inc.	$42,179	$—	$42,179
JP Morgan Chase & Co.	41,919	—	41,919
Morgan Stanley	40,262	—	40,262
Bank of America Corp.	36,056	—	36,056
Wells Fargo & Co.	34,785	—	34,785
HSBC Holdings PLC	21,323	—	21,323
Royal Bank of Canada	19,404	—	19,404
Credit Suisse Group AG	19,193	—	19,193
PNC Financial Services Group Inc.	18,896	—	18,896
Citigroup Inc.	17,777	—	17,777
Total (1)	$291,794	$—	$291,794

(1)	Excludes non-U.S. government-backed corporate fixed maturity investments, reverse repurchase agreements and commercial paper, at fair value.

12

RenaissanceRe Holdings Ltd.
Reserves for Claims and Claim Expenses

	Case Reserves	Additional Case Reserves	IBNR	Total
December 31, 2016
Property	$214,954	$186,308	$226,512	$627,774
Casualty and Specialty	591,705	105,419	1,498,002	2,195,126
Other	6,935	—	18,459	25,394
Total	$813,594	$291,727	$1,742,973	$2,848,294

September 30, 2016
Property	$245,328	$184,758	$239,235	$669,321
Casualty and Specialty	584,189	100,589	1,481,092	2,165,870
Other	2,883	—	23,025	25,908
Total	$832,400	$285,347	$1,743,352	$2,861,099

June 30, 2016
Property	$264,872	$190,905	$241,442	$697,219
Casualty and Specialty	570,159	142,280	1,403,585	2,116,024
Other	6,332	—	24,668	31,000
Total	$841,363	$333,185	$1,669,695	$2,844,243

March 31, 2016
Property	$287,006	$164,779	$231,270	$683,055
Casualty and Specialty	569,065	145,890	1,383,032	2,097,987
Other	2,737	—	27,744	30,481
Total	$858,808	$310,669	$1,642,046	$2,811,523

December 31, 2015
Property	$298,687	$165,838	$241,676	$706,201
Casualty and Specialty	553,574	129,866	1,349,726	2,033,166
Other	2,071	—	25,607	27,678
Total	$854,332	$295,704	$1,617,009	$2,767,045

13

RenaissanceRe Holdings Ltd.
Paid to Incurred Analysis

	Three months ended December 31, 2016			Three months ended December 31, 2015
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,861,099	$240,769	$2,620,330	$2,796,062	$141,416	$2,654,646
Incurred claims and claim expenses
Current year	277,281	65,898	211,383	160,629	21,740	138,889
Prior years	(107,326)	(19,844)	(87,482)	(49,215)	(12,339)	(36,876)
Total incurred claims and claim expenses	169,955	46,054	123,901	111,414	9,401	102,013
Paid claims and claim expenses
Current year	59,482	16,438	43,044	42,003	21,340	20,663
Prior years	105,899	(9,333)	115,232	96,780	(5,130)	101,910
Total paid claims and claim expenses	165,381	7,105	158,276	138,783	16,210	122,573
Foreign exchange	(17,379)	(154)	(17,225)	(1,648)	(81)	(1,567)
Reserve for claims and claim expenses, end of period	$2,848,294	$279,564	$2,568,730	$2,767,045	$134,526	$2,632,519

	Year ended December 31, 2016			Year ended December 31, 2015
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for claims and claim expenses, beginning of period	$2,767,045	$134,526	$2,632,519	$1,412,510	$66,694	$1,345,816
Incurred claims and claim expenses
Current year	888,381	193,424	694,957	726,363	115,678	610,685
Prior years	(177,730)	(13,604)	(164,126)	(181,391)	(18,944)	(162,447)
Total incurred claims and claim expenses	710,651	179,820	530,831	544,972	96,734	448,238
Paid claims and claim expenses
Current year	101,661	18,646	83,015	128,442	32,695	95,747
Prior years	522,175	15,896	506,279	425,359	(206)	425,565
Total paid claims and claim expenses	623,836	34,542	589,294	553,801	32,489	521,312
Amounts acquired (1)	—	—	—	1,397,845	3,728	1,394,117
Foreign exchange	(5,566)	(240)	(5,326)	(34,481)	(141)	(34,340)
Reserve for claims and claim expenses, end of period	$2,848,294	$279,564	$2,568,730	$2,767,045	$134,526	$2,632,519
(1) Represents the fair value of Platinum's reserve for claims and claim expenses and reinsurance recoverable acquired at March 2, 2015.

14

RenaissanceRe Holdings Ltd.
Earnings per Share

	Three months ended
(common shares in thousands)	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Numerator:
Net income available to RenaissanceRe common shareholders	$69,436	$146,825	$136,325	$127,995	$92,206
Amount allocated to participating common shareholders (1)	(789)	(1,770)	(1,561)	(1,601)	(1,076)
	$68,647	$145,055	$134,764	$126,394	$91,130
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	40,474	40,513	41,693	42,577	43,131
Per common share equivalents of employee stock options and restricted shares	233	220	192	335	382
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	40,707	40,733	41,885	42,912	43,513

Basic income per RenaissanceRe common share	$1.70	$3.58	$3.23	$2.97	$2.11
Diluted income per RenaissanceRe common share	$1.69	$3.56	$3.22	$2.95	$2.09

	Year ended
(common shares in thousands)	December 31, 2016	December 31, 2015
Numerator:
Net income available to RenaissanceRe common shareholders	$480,581	$408,811
Amount allocated to participating common shareholders (1)	(5,666)	(4,721)
	$474,915	$404,090
Denominator:
Denominator for basic income per RenaissanceRe common share -
Weighted average common shares	41,314	43,157
Per common share equivalents of employee stock options and restricted shares	245	369
Denominator for diluted income per RenaissanceRe common share -
Adjusted weighted average common shares and assumed conversions	41,559	43,526

Basic income per RenaissanceRe common share	$11.50	$9.36
Diluted income per RenaissanceRe common share	$11.43	$9.28

(1)
Represents earnings attributable to holders of unvested restricted shares issued under the Company's 2001 Stock Incentive Plan, 2010 Performance-Based Equity Incentive Plan, 2016 Long-Term Incentive Plan and to the Company's non-employee directors.

15

RenaissanceRe Holdings Ltd.
Equity in Earnings (Losses) of Other Ventures

	Three months ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Tower Hill Companies	$2,860	$3,422	$3,846	$251	$1,676
Top Layer Re	1,707	(14,951)	2,265	2,403	1,498
Other	393	(101)	(89)	(1,043)	122
Total equity in earnings (losses) of other ventures	$4,960	$(11,630)	$6,022	$1,611	$3,296

	Year ended
	December 31, 2016	December 31, 2015
Tower Hill Companies	$10,379	$13,116
Top Layer Re	(8,576)	8,026
Other	(840)	(661)
Total equity in earnings of other ventures	$963	$20,481

Other Income

	Three months ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$4,720	$2,195	$3,492	$3,839	$8,306
Other items	457	73	(838)	240	(106)
Total other income	$5,177	$2,268	$2,654	$4,079	$8,200

	Year ended
	December 31, 2016	December 31, 2015
Assumed and ceded reinsurance contracts accounted for at fair value or as deposits	$14,246	$12,534
Other items	(68)	938
Total other income	$14,178	$13,472

16

RenaissanceRe Holdings Ltd.
Ratings

	A.M. Best	S&P	Moody's	Fitch

Renaissance Reinsurance (1)	A+	AA-	A1	A+
DaVinci (1)	A	AA-	A3	—
Renaissance Reinsurance U.S. (1)	A	AA-	—	—
RenaissanceRe Specialty U.S. (1)	A	AA-	—	—
Renaissance Reinsurance of Europe (1)	A+	AA-	—	—
Top Layer Re (1)	A+	AA	—	—

Syndicate 1458	—	—	—	—
Lloyd's Overall Market Rating (2)	A	A+	—	AA-

RenaissanceRe (3)	—	Very Strong	—	—
(1) The A.M. Best, S&P, Moody's and Fitch ratings for these companies set forth in the table above reflect the insurer's financial strength rating and, in addition to the insurer's financial strength rating, the S&P ratings reflect the insurer's issuer credit rating.
(2) The A.M. Best, S&P and Fitch ratings for the Lloyd's Overall Market Rating represent its financial strength rating.
(3) The S&P rating for RenaissanceRe represents the rating on its Enterprise Risk Management practices.

17

RenaissanceRe Holdings Ltd.
Property Segment Underwriting Results

	Three months ended December 31, 2016			Year ended December 31, 2016
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$7,705	$44,742	$52,447	$884,361	$226,902	$1,111,263
Net premiums written	$6,974	$43,986	$50,960	$523,469	$201,852	$725,321
Net premiums earned	$134,301	$47,697	$181,998	$558,627	$162,324	$720,951
Net claims and claim expenses incurred	3,461	22,466	25,927	69,594	81,951	151,545
Acquisition expenses	13,094	13,324	26,418	51,935	45,659	97,594
Operational expenses	23,437	5,764	29,201	86,775	21,867	108,642
Underwriting income	$94,309	$6,143	$100,452	$350,323	$12,847	$363,170

Net claims and claim expenses incurred - current accident year	$56,815	$36,475	$93,291	$159,753	$96,667	$256,421
Net claims and claim expenses incurred - prior accident years	(53,354)	(14,009)	(67,364)	(90,159)	(14,716)	(104,876)
Net claims and claim expenses incurred - total	$3,461	$22,466	$25,927	$69,594	$81,951	$151,545

Net claims and claim expense ratio - current accident year	42.3%	76.5%	51.3%	28.6%	59.6%	35.6%
Net claims and claim expense ratio - prior accident years	(39.7)%	(29.4)%	(37.1)%	(16.1)%	(9.1)%	(14.6)%
Net claims and claim expense ratio - calendar year	2.6%	47.1%	14.2%	12.5%	50.5%	21.0%
Underwriting expense ratio	27.2%	40.0%	30.6%	24.8%	41.6%	28.6%
Combined ratio	29.8%	87.1%	44.8%	37.3%	92.1%	49.6%

	Three months ended December 31, 2015			Year ended December 31, 2015
	Catastrophe	Other Property	Total	Catastrophe	Other Property	Total
Gross premiums written	$15,264	$28,656	$43,920	$930,578	$141,581	$1,072,159
Net premiums written	$11,992	$28,603	$40,595	$601,549	$124,596	$726,145
Net premiums earned	$168,177	$34,159	$202,336	$664,604	$141,381	$805,985
Net claims and claim expenses incurred	(8,924)	12,150	3,226	70,196	58,094	128,290
Acquisition expenses	8,656	9,867	18,523	55,811	38,438	94,249
Operational expenses	28,717	6,032	34,749	98,380	20,286	118,666
Underwriting income	$139,728	$6,110	$145,838	$440,217	$24,563	$464,780

Net claims and claim expenses incurred - current accident year	$19,828	$18,908	$38,736	$141,744	$80,332	$222,076
Net claims and claim expenses incurred - prior accident years	(28,752)	(6,758)	(35,510)	(71,548)	(22,238)	(93,786)
Net claims and claim expenses incurred - total	$(8,924)	$12,150	$3,226	$70,196	$58,094	$128,290

Net claims and claim expense ratio - current accident year	11.8%	55.4%	19.1%	21.3%	56.8%	27.6%
Net claims and claim expense ratio - prior accident years	(17.1)%	(19.8)%	(17.5)%	(10.7)%	(15.7)%	(11.7)%
Net claims and claim expense ratio - calendar year	(5.3)%	35.6%	1.6%	10.6%	41.1%	15.9%
Underwriting expense ratio	22.2%	46.5%	26.3%	23.2%	41.5%	26.4%
Combined ratio	16.9%	82.1%	27.9%	33.8%	82.6%	42.3%

18

RenaissanceRe Holdings Ltd.
Lloyd's Platform Underwriting Results

	Three months ended					Year ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Gross premiums written	$96,861	$91,954	$160,941	$132,721	$56,392	$482,477	$376,718
Net premiums written	$70,705	$69,365	$131,851	$62,799	$44,413	$334,720	$275,953
Net premiums earned	$78,324	$74,693	$72,618	$61,303	$52,796	$286,938	$229,075
Net claims and claim expenses incurred	49,634	29,337	43,832	27,016	34,716	149,819	128,667
Acquisition expenses	19,402	20,958	18,651	14,287	12,712	73,298	55,269
Operational expenses	11,231	8,760	12,408	14,134	15,741	46,533	54,827
Underwriting (loss) income	$(1,943)	$15,638	$(2,273)	$5,866	$(10,373)	$17,288	$(9,688)

Net claims and claim expenses incurred - current accident year	$49,408	$38,068	$41,567	$25,948	$34,549	$154,991	$128,327
Net claims and claim expenses incurred - prior accident years	226	(8,731)	2,265	1,068	167	(5,172)	340
Net claims and claim expenses incurred - total	$49,634	$29,337	$43,832	$27,016	$34,716	$149,819	$128,667

Net claims and claim expense ratio - current accident year	63.1%	51.0%	57.2%	42.3%	65.4%	54.0%	56.0%
Net claims and claim expense ratio - prior accident years	0.3%	(11.7)%	3.2%	1.8%	0.4%	(1.8)%	0.2%
Net claims and claim expense ratio - calendar year	63.4%	39.3%	60.4%	44.1%	65.8%	52.2%	56.2%
Underwriting expense ratio	39.1%	39.8%	42.7%	46.3%	53.8%	41.8%	48.0%
Combined ratio	102.5%	79.1%	103.1%	90.4%	119.6%	94.0%	104.2%

19

RenaissanceRe Holdings Ltd.
Comments on Regulation G
In addition to the GAAP financial measures set forth in this Financial Supplement, the Company has included certain non-GAAP financial measures within the meaning of Regulation G. The Company has consistently provided these financial measurements in previous investor communications and the Company's management believes that these measurements are important to investors and other interested persons, and that investors and such other persons benefit from having a consistent basis for comparison between quarters and for comparison with other companies within the industry. These measures may not, however, be comparable to similarly titled measures used by companies outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing the Company's overall financial performance.
The Company uses “operating income available to RenaissanceRe common shareholders” as a measure to evaluate the underlying fundamentals of its operations and believes it to be a useful measure of its corporate performance. “Operating income available to RenaissanceRe common shareholders” as used herein differs from “net income available to RenaissanceRe common shareholders,” which the Company believes is the most directly comparable GAAP measure, by the exclusion of net realized and unrealized gains and losses on investments. The Company's management believes that “operating income available to RenaissanceRe common shareholders” is useful to investors because it more accurately measures and predicts the Company's results of operations by removing the variability arising from fluctuations in the Company's fixed maturity investment portfolio, equity investments trading and investments-related derivatives. The Company also uses “operating income available to RenaissanceRe common shareholders” to calculate “operating income available to RenaissanceRe common shareholders per common share - diluted” and “operating return on average common equity - annualized”. The following is a reconciliation of: 1) net income available to RenaissanceRe common shareholders to operating income available to RenaissanceRe common shareholders; 2) net income available to RenaissanceRe common shareholders per common share - diluted to operating income available to RenaissanceRe common shareholders per common share - diluted; and 3) return on average common equity - annualized to operating return on average common equity - annualized:

	Three months ended					Year ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net income available to RenaissanceRe common shareholders	$69,436	$146,825	$136,325	$127,995	$92,206	$480,581	$408,811
Adjustment for net realized and unrealized losses (gains) on investments	49,967	(59,870)	(69,772)	(61,653)	42,817	(141,328)	68,918
Operating income available to RenaissanceRe common shareholders	$119,403	$86,955	$66,553	$66,342	$135,023	$339,253	$477,729

Net income available to RenaissanceRe common shareholders per common share - diluted	$1.69	$3.56	$3.22	$2.95	$2.09	$11.43	$9.28
Adjustment for net realized and unrealized losses (gains) on investments	1.23	(1.47)	(1.67)	(1.44)	0.98	(3.40)	1.58
Operating income available to RenaissanceRe common shareholders per common share - diluted	$2.92	$2.09	$1.55	$1.51	$3.07	$8.03	$10.86

Return on average common equity - annualized	6.3%	13.5%	12.6%	11.8%	8.5%	11.0%	9.8%
Adjustment for net realized and unrealized losses (gains) on investments	4.5%	(5.5)%	(6.4)%	(5.7)%	4.0%	(3.2)%	1.6%
Operating return on average common equity - annualized	10.8%	8.0%	6.1%	6.1%	12.5%	7.8%	11.4%

20

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “tangible book value per common share” and “tangible book value per common share plus accumulated dividends”. “Tangible book value per common share” is defined as book value per common share excluding goodwill and intangible assets per share. “Tangible book value per common share plus accumulated dividends” is defined as book value per common share excluding goodwill and intangible assets per share, plus accumulated dividends. The Company's management believes “tangible book value per common share” and “tangible book value per common share plus accumulated dividends” are useful to investors because they provide a more accurate measure of the realizable value of shareholder returns, excluding the impact of goodwill and intangible assets. The following is a reconciliation of book value per common share to tangible book value per common share and tangible book value per common share plus accumulated dividends:

	At
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Book value per common share	$108.45	$107.10	$103.70	$101.19	$99.13
Adjustment for goodwill and other intangibles (1)	(6.58)	(6.69)	(6.73)	(6.59)	(6.59)
Tangible book value per common share	101.87	100.41	96.97	94.60	92.54
Adjustment for accumulated dividends	16.72	16.41	16.10	15.79	15.48
Tangible book value per common share plus accumulated dividends	$118.59	$116.82	$113.07	$110.39	$108.02

Quarterly change in book value per common share	1.3%	3.3%	2.5%	2.1%	1.8%
Quarterly change in tangible book value per common share plus change in accumulated dividends	1.8%	3.9%	2.8%	2.6%	2.3%
Year to date change in book value per common share	9.4%				10.0%
Year to date change in tangible book value per common share plus change in accumulated dividends	11.4%				5.0%

(1)
At December 31, 2016, September 30, 2016, June 30, 2016, March 31, 2016 and December 31, 2015, goodwill and other intangibles included $19.7 million, $20.6 million, $21.4 million, $22.3 million and $23.2 million, respectively, of goodwill and other intangibles included in investments in other ventures, under equity method.

21

RenaissanceRe Holdings Ltd.
Comments on Regulation G
The Company has included in this Financial Supplement “managed catastrophe premiums” which is defined as gross catastrophe premiums written by the Company and its related joint ventures. “Managed catastrophe premiums” differs from Property segment gross premiums written, which the Company believes is the most directly comparable GAAP measure, due to the exclusion of other property gross premiums written and the inclusion of catastrophe premiums written on behalf of the Company's joint venture Top Layer Reinsurance Ltd. ("Top Layer Re"), which is accounted for under the equity method of accounting. The Company's management believes “managed catastrophe premiums” is useful to investors and other interested parties because it provides a measure of total catastrophe premiums assumed by the Company through its consolidated subsidiaries and related joint ventures. A reconciliation of “managed catastrophe premiums” to Property segment gross premiums written is included below:

	Three months ended					Year ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Property Segment
Catastrophe	$7,705	$71,606	$432,033	$373,017	$15,264	$884,361	$930,578
Other property	44,742	48,298	61,920	71,942	28,656	226,902	141,581
Property segment gross premiums written	$52,447	$119,904	$493,953	$444,959	$43,920	$1,111,263	$1,072,159

Managed Catastrophe Premiums
Property segment gross premiums written	$52,447	$119,904	$493,953	$444,959	$43,920	$1,111,263	$1,072,159
Other property gross premiums written	(44,742)	(48,298)	(61,920)	(71,942)	(28,656)	(226,902)	(141,581)
Catastrophe gross premiums written	$7,705	$71,606	$432,033	$373,017	$15,264	$884,361	$930,578
Catastrophe premiums written on behalf of the Company's joint venture, Top Layer Re	1,389	1,493	25,689	11,096	1,923	39,667	38,587
Catastrophe premiums written by the Company and ceded to Top Layer Re	—	—	(896)	(8,367)	—	(9,263)	(6,785)
Managed catastrophe premiums	$9,094	$73,099	$456,826	$375,746	$17,187	$914,765	$962,380

22